                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  July 19, 1994


                         LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                           Delaware
        (State or other jurisdiction of incorporation)

        1-9466                                  13-3216325
(Commission File Number)                (IRS Employer Identification No.)


3 World Financial Center
New York, New York                              10285
(Address of principal                           (Zip Code)
executive offices)

           Registrant's telephone number, including area code: (212) 526-7000

                    ----------------------------------------

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Item 5. OTHER EVENTS


SECOND QUARTER AND YEAR-TO-DATE 1994 EARNINGS

         On July 19, 1994, Lehman Brothers Holdings Inc. (the
"Registrant") issued a press release with respect to its second quarter and year-to-date 1994 earnings (the "Earnings Release").

        In addition, on July 19, 1994 the Registrant also issued a press release (the "Stock Award Release") in which it announced that the Compensation and Benefits Committee of the Board of Directors of the Registrant had approved the Lehman Brothers
Stock Award Program pursuant to which certain salaried, bonus eligible employees will receive an award of restricted stock units as a pre-tax advance against 1994 bonuses.

        Copies of the Earnings Release and the Stock Award Release follow.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

                The following Exhibits are filed as part of this Report.



                99.1    Press Release Relating to Second
                        Quarter 1994 Earnings

                99.2    Selected Statistical Information

                99.3    Consolidated Statement of Operations
                        (Three Months Ended June 30, 1994) (Preliminary and Unaudited)

                99.4    Consolidated Statement of Operations
                        (Six Months Ended June 30, 1994) (Preliminary and Unaudited)

                99.5    Press Release Relating to Lehman Brothers Stock Award Program



        The Exhibit Index to this Report is incorporated herein by reference.

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                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   LEHMAN BROTHERS HOLDINGS INC.




                                        By:     /s/ Robert Matza
                                            ---------------------------------
                                                Robert Matza
                                                Chief Financial Officer
                                                (Principal Financial Officer)



Date:  July 29, 1994

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                                 EXHIBIT INDEX



Exhibit No.                             Exhibit


Exhibit 99.1                            Press Release Relating to
                                        Second Quarter 1994 Earnings

Exhibit 99.2                            Selected Statistical Information

Exhibit 99.3 Consolidated Statement of Operations (Three Months Ended June 30, 1994) (Preliminary and Unaudited)

Exhibit 99.4 Consolidated Statement of Operations (Six Months Ended June 30, 1994) (Preliminary and Unaudited)

Exhibit 99.5                            Press Release Relating to
                                        Lehman Brothers Stock Award Program


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